  COMMON STOCK     COMMON STOCK

                                     NUMBER
                                     SHARES
                         EUROPEAN MICRO HOLDINGS, INC.

               INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA
                                             SEE REVERSE FOR CERTAIN DEFINITIONS

                                                                CUSIP 298786 104


This Certifies that



is the Registered Holder of


    FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $0.01 PAR VALUE, OF


                         EUROPEAN MICRO HOLDINGS, INC.
transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.



Dated:



         CO-CHAIRMAN OF THE BOARD     SECRETARY

                                     [SEAL]



COUNTERSIGNED AND REGISTERED
                   CHASE MELLON SHAREHOLDER SERVICES, L.L.C.
                                                    TRANSFER AGENT AND REGISTRAR
BY


                                                            AUTHORIZED SIGNATURE

                         EUROPEAN MICRO HOLDINGS, INC.


     THE CORPORATION WILL FURNISH TO ANY SHAREHOLDER UPON REQUEST AND WITHOUT CHARGE A FULL STATEMENT OF: (A) THE DESIGNATIONS, RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS APPLICABLE TO EACH CLASS OF CAPITAL STOCK AUTHORIZED TO BE ISSUED; (B) THE VARIATIONS, IN RIGHTS, PREFERENCES AND LIMITATIONS DETERMINED FOR EACH SERIES AUTHORIZED TO BE ISSUED WITHIN EACH SUCH CLASS; AND (C) THE AUTHORITY OF THE BOARD OF DIRECTORS TO DETERMINE SUCH VARIATIONS FOR SUBSEQUENT SERIES.


The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM -- as tenants in common
TEN ENT -- as tenants by the entireties
JT TEN -- as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT -- (Cust)___________Custodian (Minor)___________ under Uniform
                        Gifts to Minors Act (State)___________________ Additional abbreviations may also be used though not in the above list.



For Value Received_______________ hereby sells, assigns and transfers unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
______________________________

______________________________

________________________________________________________________________________

________________________________________________________________________________
    (PLEASE PRINT OR TYPE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE)


_________________________ shares of the capital stock represented by the within Certificate and does hereby irrevocably constitute and appoint__________________

________________________________________________________________________________
Attorney to transfer the said stock on the books of the within-named
Corporation with full power of substitution in the premises.

DATED:_________________________          SIGNED:___________________________


                                         SIGNED:___________________________
                                         NOTICE: The signature(s) on this
                                         assignment must conform in all
                                         respects with the name as written upon
                                         the face of the certificate.


IMPORTANT: SIGNATURE(S) MUST BE GUARANTEED BY A PARTICIPANT IN A RECOGNIZED SIGNATURE GUARANTEE PROGRAM.